SECOND AMENDMENT TO AGREEMENT OF SALE

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE made this 6th day of May, 1996 by and between WILLOWBROOK JOINT VENTURE, a New Jersey Joint Venture, of 23 West Park Avenue, Merchantville, New Jersey 08109, hereinafter referred to as Seller, and BERWIND PROPERTY GROUP, INC., a Pennsylvania Corporation, and FIRST MONTGOMERY PROPERTIES, LTD., a Pennsylvania Corporation, c/o Berwind Property Group, Inc., 3000 Centre Square West, 1500 Market Street, Philadelphia, Pennsylvania 19102, hereinafter collectively referred to as Buyer.

                                   BACKGROUND

     A. Buyer and Seller executed a certain Agreement of Sale dated February 7th, 1996 (the "Agreement of Sale"), pursuant to the provisions of which Buyer agreed to purchase from Seller and Seller agreed to sell to Buyer that certain tract or parcel of land and premises situate, lying and being in Baltimore, Maryland, commonly known and referred to as Willowbrook Apartments.

     B. Buyer and Seller executed a certain First Amendment to Agreement of Sale dated February 7, 1996.

     C. Buyer and Seller now desire to terminate the First Amendment to Agreement of Sale and amend the Agreement of Sale pursuant to the provisions of this Second Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants, promises and agreements contained herein, the parties hereto, intending to be legally bound hereby, do covenant and agree with each other as follows:

     1. Except as specifically defined herein, initially capitalized terms herein shall have the meaning ascribed thereto in the Agreement of Sale.

     2. The First Amendment to Agreement of Sale dated February 7, 1996 is hereby cancelled and terminated and declared to be null and void.

     3. Paragraph 3 of the Agreement of Sale is hereby amended in its entirety as follows:

          "3. CLOSING: The transactions contemplated by this Agreement shall be consummated (the "Closing") on or before July 6, 1996 (the "Closing Date"), at 10:00 o'clock A.M. at the offices of Sherman, Silverstein, Kohl, Rose & Podolsky, P.A., 4300 Haddonfield Road, Suite 311, Pennsauken, New Jersey 08109. The said time for Closing as well as all other times for performance set forth in this Agreement are hereby agreed to be of the essence of this Agreement. Tender of an executed Deed is hereby waived. Immediately prior to the Closing Date, Buyer shall have the right to close the loan (the "Purchase Money Mortgage Loan"), if any, which is financing a portion of the Purchase Price, at a place designated by the lender (the "Purchase Money Lender") of the Purchase Money Mortgage Loan, if required as a condition of closing the Purchase Money Mortgage Loan by the Purchase Money Lender."

     4. All references in the Agreement of Sale to the "Extended Closing Date" are hereby deleted.

     5. Paragraph 7(a) of the Agreement of Sale is hereby amended in its entirety as follows:


          "7. FEASIBILITY PERIOD: (a) For a Feasibility Period commencing on the date of this Agreement and expiring on May 21, 1996 (the "Feasibility Period"), Buyer is granted the right to conduct physical inspectitons, tests and investigations of the Premises in such a manner as not to inconvenience the tenants and to review copies of the Leases, Service Contracts, bills for calendar years 1994 and 1995 for real estate taxes, utilities (water, sewer, gas and electric) insurance premiums and trash removal pertaining to the Premises. At any time during said Feasibility Period, Buyer shall have the right, for any reason whatsoever, to cancel and terminate this Agreement by serving written notice thereof upon Seller on or before the expiration of said Feasibility Period; if Buyer elects to terminate this Agreement as permitted herein, then this Agreement shall be cancelled and terminated and the Deposit, together with interest earned thereon, shall be returned to Buyer and neither party hereunder shall have an further liability or obligation to the other hereunder except with respect to the indemnifications contained in this Paragraph 7, Paragraph 5(e) and Paragraph 22; if Buyer fails to exercise its right to terminate this Agreement as permitted herein, then said right shall automatically lapse, terminate and become null and void. Buyer shall indemnify and save harmless the Seller from any liability, loss, cost or expense (including reasonable attorney's fees) arising from or in connection with such inspection and/or entry upon the Premises; said indemnification shall survive Closing and/or termination of this Agreement."

     6. All references in the Agreement of Sale to the "Extended Feasibility Period" are hereby deleted.

     7. Paragraph 9 of the Agreement of Sale is hereby deleted and replaced with the following Paragraph 9:

          "9. CONTINGENCIES: Seller's obligation to close under this Agreement is subject to and conditioned upon the receipt of any and all approvals and consents necessary for Seller to consummate the transaction contemplated by this Agreement. Seller will use its best efforts to endeavor to obtain said approvals and consents. If all such approvals and consents necessary for Seller to consummate the transaction contemplated by this Agreement are not received on or before June 30, 1996, then this Agreement shall be automatically cancelled and terminated, the Deposit, together with interest earned thereon, shall be returned to the Buyer, and neither party shall have any further liability or obligation to the other hereunder except with respect to the indemnifications contained in Paragraphs 5(e), 7 and 22."


     8. Exhibit F attached to the Agereement of Sale is hereby deleted and all references in the Agreement of Sale to Exhibit F and/or to any of the properties listed thereon are hereby deleted.

     9. Except as specifically set forth herein, the Agreement of Sale remains effective in accordance with its terms.

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Second Amendment to Agreeemnt of Sale to be signed the day and year first above written.

SIGNED, SEALED AND DELIVERED                WILLOWBROOK JOINT VENTURE
IN THE PRESENCE OF:                         A New Jersey Joint Venture

                                          BY: Clover Income Properties, L.P.,
                                            A New Jersey Limited Partnership
                                            Joint Venturer
                                            By: C.I.P. Management Corporation,
                                            A New Jersey Corporation,
                                            General Partner

                                          BY: /s/ STEVEN ZALKIND
                                            -----------------------------------
                                             Steven Zalkind, Vice President



                                         BY: Clover Income Properties II, L.P.,
                                           A New Jersey Limited Partnership
                                           Joint Venturer
                                           By: C.I.P. II Management
                                           Corporation,
                                           A New Jersey Corporation,
                                           General Partner

                                         BY: /s/ STEVEN ZALKIND
                                            -----------------------------------
                                             Steven Zalkind, Vice President

                                         BY: Clover Income Properties III, L.P.,
                                           A New Jersey Limited Partnership
                                           Joint Venturer
                                           By: Crown Management Corporation,
                                           A New Jersey Corporation,
                                           General Partner

                                         BY: /s/ STEVEN ZALKIND
                                            -----------------------------------
                                             Steven Zalkind, Vice President



                                         BERWIND PROPERTY GROUP, INC.,
                                         A Pennsylvania Corporation


/s/ LORETTA M. KELLY                     BY: /s/ BARRY HOWARD
- ------------------------                   -----------------------------------
Loretta M. Kelly                              Barry Howard
Secretary                                     Vice Chairman

                                         FIRST MONTGOMERY PROPERTIES, LTD.
                                         A Pennsylvania Corporation


                                         BY: /s/  MITCHELL C. MORGAN
                                            -----------------------------------
                                               Mitchell C. Morgan, Pres.